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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
  [SYMBOL]                    [ABGENIX LOGO]                           [SYMBOL]

THIS CERTIFICATE IS TRANSFERABLE IN          SEE REVERSE FOR CERTAIN DEFINITIONS
NEW YORK, NY OR RIDGEFIELD PARK, NJ          AND A STATEMENT AS TO THE RIGHTS,
                                             PREFERENCES, PRIVILEGES AND
                                             RESTRICTIONS ON SHARES
                                                      CUSIP 00339B  10  7

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT


IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF

                                 ABGENIX, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

/s/ Kurt Leutzinger                            /s/ R. Scott Greer
---------------------------------------        ---------------------------------
VICE PRESIDENT AND CHIEF FINANCIAL             PRESIDENT AND CHIEF EXECUTIVE
OFFICER                                        OFFICER

                                   CORPORATE
                                      SEAL

                                               COUNTERSIGNED AND REGISTERED:
                                               CHASEMELLON SHAREHOLDERS
                                               SERVICES, L.L.C.
                                               TRANSFER AGENT AND REGISTRAR

                                               BY:
                                                  ------------------------------
                                                      AUTHORIZED SIGNATURE
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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the
Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations.

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
TEN COM - as tenants in common                                          UNIF GIFT MIN ACT - _______________ Custodian _____________
TEN ENT - as tenants by the entireties                                                           (Cust)                  (Minor)
JT TEN  - as joint tenants with right of                                                    under Uniform Gifts to Minors
          survivorship and not as tenants in                                                Act _________________________
          common                                                                                          (State)
                                                                        UNIF TRF MIN ACT  - ______________ Custodian (until age ___)
                                                                                                 (Cust)
                                                                                            _______________ under Uniform Transfers
                                                                                                (Minor)
                                                                                             to Minors Act__________________________
                                                                                                                   (State)



                             Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED ________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE
______________________________

___________________________________________________________________________________________________________________________________
                              (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________________________________

                                                            X   ____________________________________________________________________

                                                            X   ____________________________________________________________________

                                                       NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                                                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By: ___________________________________________________________________
    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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